UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________________________________________________
FORM 8-K
________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 1, 2018
________________________________________________________

________________________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-36272	37-1744899
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1450 Centrepark Boulevard Suite 210 West Palm Beach, Florida	33401
(Address of principal executive offices)	(Zip Code)
Registrant's telephone number, including area code:   (561) 207-9600

Not Applicable
________________________________________________________
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

On November 1, 2018, Platform Specialty Products Corporation ("Platform") issued a press release announcing its financial results for the three and nine months ended September 30, 2018. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 7.01. Regulation FD Disclosure.
In connection with the previously-announced sale of Platform's Agricultural Solutions business (the "Announced Arysta Sale"), Platform is voluntarily furnishing in this Current Report on Form 8-K unaudited recasted condensed consolidated financial information for Platform for the six month ended June 30, 2018 and 2017, three months ended March 31, 2018 and 2017, and the years ended December 31, 2017, 2016 and 2015. This unaudited recasted condensed consolidated financial information is attached hereto as Exhibit 99.2 and is incorporated herein by reference.
The unaudited recasted condensed consolidated financial information of Platform is presented to provide a timely illustration of the impact of the Announced Arysta Sale on the historical results of the combined company. However, this recasted information is intended for informational purposes only, and is not necessarily indicative of Platform's financial position and results of operations for any future periods, and future results may vary significantly from the results reflected in these recasted financial information. In addition, Platform’s current estimates on a discontinued operations basis are preliminary and remain subject to change as Platform finalizes discontinued operations accounting to be reported in its Annual Report on Form 10-K for the year ending December 31, 2018.
***
To supplement the financial measures prepared in accordance with GAAP, within Exhibit 99.1 and Exhibit 99.2, Platform has provided the following non-GAAP financial measures: EBITDA, adjusted EBITDA, adjusted EBITDA margin, adjusted EBITDA guidance, adjusted earnings (loss) per share and organic sales growth. Platform also evaluates and presents its results of operations on a constant currency basis. Investors are encouraged to refer to the Non-GAAP Measures sections of Exhibit 99.1 and Exhibit 99.2 for Platform's definitions, descriptions of non-GAAP adjustments and reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measures.
The information in Items 2.02 and 7.01 of this Current Report on Form 8-K and Exhibits 99.1 and 99.2 attached hereto shall not be deemed to be "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any filing of Platform, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.
The following exhibits are furnished herewith:

Exhibit Number	Description
99.1	Press release, dated November 1, 2018, relating to Platform's financial results for the three and nine months ended September 30, 2018 (furnished only)
99.2	Platform's unaudited recasted condensed consolidated financial information reflecting the anticipated impact of the Announced Arysta Sale on Platform's historical results (furnished only)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLATFORM SPECIALTY PRODUCTS CORPORATION
(Registrant)
November 1, 2018	/s/ John P. Connolly
(Date)	John P. Connolly
Chief Financial Officer